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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 27, 2005

                THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                           333-118894-02                     32-6039331
(State or Other Jurisdiction      (Commission                     (IRS Employer
of Incorporation)                   File Number)            Identification No.)

  800 BOYLSTON STREET, 34TH FLOOR, BOSTON, MA                   02199-8157
  (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code   (800) 895-4283

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01         OTHER EVENTS.

                  Attached hereto is a copy of the monthly distribution report to the noteholders and certificateholders which was derived from the monthly information submitted by the servicer of the student loans owned by the trust to the indenture trustee and grantor trustee.

Section 9 - Financial Statements and Exhibits

Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

       EXHIBIT NUMBER          DESCRIPTION

            99.1 Monthly Distribution Report to the Noteholders and Certificateholders distributed on June 27, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1

                               By:      FIRST MARBLEHEAD DATA
                                        SERVICES, INC., Administrator

                                        By:/S/ ROSALYN BONAVENTURE
                                           -----------------------
                                           Name: Rosalyn Bonaventure
                                           Title: VP and Treasurer, FMDS

Dated: June 27, 2005

                                  EXHIBIT INDEX


       EXHIBIT NUMBER          DESCRIPTION
            99.1               Monthly Distribution Report to the Noteholders
                               and Certificateholders distributed on June 27, 2005.